Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ending September 30, 2015 of VGambling Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission (the "Quarterly Report"), I, Grant Johnson, the Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13th day of November, 2015.

/s/ Grant Johnson
Grant Johnson
President, Secretary, Treasurer, Chief Financial and Accounting Officer and a Director.
(Principal Executive and Financial Officer)